FIRST AMENDMENT TO

ADVISORY AGREEMENT

This FIRST AMENDMENT to ADVISORY AGREEMENT is entered into as of March 11, 2013, by and among, ARC Realty Finance Trust, Inc. (the “Company”), ARC Realty Finance Operating Partnership, L.P. (the “OP”) and ARC Realty Finance Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the OP and the Advisor entered into that certain Advisory Agreement (the “Advisory Agreement”), dated as of February 12, 2013; and

WHEREAS, pursuant to Section 25 of the Advisory Agreement, the Company, the OP and the Advisor desire to make a certain amendment to the Advisory Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 11(a)(i) of the Advisory Agreement. Section 11(a)(i) of the Advisory Agreement is hereby replaced in its entirety with the following:

“i. Organization and Offering Expenses, including third-party due diligence fees related to the Primary Offering, as set forth in detailed and itemized invoices; provided, however, that the Company shall not reimburse the Advisor to the extent such reimbursement would cause the total amount of Organization and Offering Expenses paid by the Company and the Operating Partnership to exceed two percent (2.0%) of the Gross Proceeds raised in all Primary Offerings;”

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

ARC REALTY FINANCE TRUST, INC.

By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer

ARC REALTY FINANCE OPERATING PARTNERSHIP, L.P.

By: ARC Realty Finance Trust, Inc., its general partner

By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer

ARC REALTY FINANCE ADVISORS, LLC

By:	ARC Realty Finance Special Limited Partnership, LLC, its sole member

By:	American Realty Capital VIII, LLC, its sole member

By:	AR Capital, LLC, its sole member

By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Manager